Williamsburg Investment Trust
                                                   312 Walnut Street, 21st Floor
                                                          Cincinnati, Ohio 45202



                                                                   June 30, 1997


Dear Shareholder:

         You are cordially invited to attend a Special Meeting of Shareholders of the Williamsburg Investment Trust to be held on Friday, July 25, 1997 at 10:00 a.m., Eastern time, at the offices of Countrywide Fund Services, Inc., 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202.

         The primary purpose of the meeting is the election of ten individuals to the Board of Trustees in accordance with the requirements of the Investment Company Act of 1940. You are also being asked to vote on the ratification or rejection of the selection of Tait, Weller & Baker as the Trust's independent public accountants for the current fiscal year.

         The Board of Trustees has given full and careful consideration to each of these matters and has concluded that the proposals are in the best interests of the Trust and its shareholders. The Board of Trustees therefore recommends that you vote "FOR" the election of trustees and "FOR" the selection of Tait, Weller & Baker.

         Regardless of the number of shares you own, it is important that they are represented and voted. If you cannot personally attend the special shareholders' meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy in the postage paid envelope provided.

                                                  Very truly yours,


                                                  /s/ John T. Bruce
                                                  -----------------
                                                  John T. Bruce
                                                  Chairman

                          WILLIAMSBURG INVESTMENT TRUST
                         SPECIAL MEETING OF SHAREHOLDERS

                                  July 25, 1997


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints John T. Bruce and John F. Splain, and each of them, as Proxies with power of substitution, and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of Williamsburg Investment Trust which the undersigned is entitled to vote at the special meeting of shareholders to be held on July 25, 1997 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated June 30, 1997.

                                      Date: ________________________

                                      NOTE: Please sign
                                      exactly as your
                                      name appears on
                                      this proxy. If
                                      signing for an
                                      estate, trust or
                                      corporation, title
                                      or capacity should
                                      be stated. If the
                                      shares are held
                                      jointly, both
                                      signers should
                                      sign, although the
                                      signature of one
                                      will bind the
                                      other.




                                     _________________

                                     _________________
                                     Signature(s)  PLEASE SIGN IN
                                     THE BOX ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX
BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL.  DO NOT
USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED HEREIN.

1. Authority to vote for the election of all nominees for trustee as listed below (except as marked to the contrary below).

FOR                                 WITHHOLD
[  ]                                [  ]

INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE(S), WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.

A. Brockenbrough III, J. Bruce, C. Caravati, J.F. Lee, Jr.,
R. Mitchell, R. Morrill, H. Morrissette, F. Tattersall,
S. Witt III, E. Will, Jr.



2. With respect to the ratification or rejection of the selection of Tait, Weller & Baker as the Trust's independent public accountants for the current fiscal year.

FOR                          AGAINST                         ABSTAIN
[  ]                         [  ]                            [  ]


3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.


PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND
RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO
POSTAGE IF MAILED IN THE UNITED STATES.

                          WILLIAMSBURG INVESTMENT TRUST

-------------------------------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 25, 1997
-------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Williamsburg Investment Trust will be held at the offices of Countrywide Fund Services, Inc. at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202 on Friday, July 25, 1997 at 10:00 a.m., Eastern time, to consider and vote on the following matters:

1. To elect ten trustees, each to serve until his successor is duly elected and shall qualify;

2. To ratify or reject the selection of Tait, Weller & Baker as the Trust's independent public accountants for the current fiscal year; and

3. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their substitutes.

         Shareholders of record at the close of business on June 20, 1997, are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                           By Order of the Board of Trustees,

                                           /s/ John F. Splain
                                           ------------------
                                           John F. Splain
June 30, 1997                              Secretary

-------------------------------------------------------------------------------

Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus avoiding unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                         WILLIAMSBURG INVESTMENT TRUST

                         SPECIAL MEETING OF SHAREHOLDERS

                           To Be Held on July 25, 1997
-------------------------------------------------------------------------------

                                 PROXY STATEMENT
-------------------------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation by the Board of Trustees of Williamsburg Investment Trust ("the Trust") of proxies for use at the special meeting of shareholders or at any adjournment thereof. The proxy statement and form of proxy were first mailed to shareholders on or about June 30, 1997.

         The primary purpose of the meeting is the election of ten individuals to the Board of Trustees in accordance with the requirements of the Investment Company Act of 1940 (the "1940 Act"). Shareholders are also being asked to ratify the selection of Tait, Weller & Baker as the Trust's independent public accountants.

         A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon. A proxy which is properly executed which has no voting instructions to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.

         The Trust has retained Management Information Services Corp. ("MIS") to solicit proxies for the special meeting. MIS is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of such services is approximately $7,500 and will be paid by the Trust. The Trust will also pay the printing and postage costs of the solicitation.

         In addition to solicitation through the mails, proxies may be solicited by officers, employees and agents of the Trust without cost to the Trust. Such solicitation may be by telephone, facsimile or otherwise. The Trust will reimburse MIS, brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.
                                                         5

         Annual Reports for the fiscal year ended March 31, 1997 are available at no charge by writing to the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by calling the Trust nationwide (toll-free) 800-443-4249.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

         The Board of Trustees has fixed the close of business on June 20, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting of shareholders or any adjournment thereof. As of the record date, there were 28,437,004.722 shares of beneficial interest, no par value, of the Trust outstanding, consisting of 2,603,966.247 shares of the FBP Contrarian Balanced Fund, 1,083,606.384 shares of the FBP Contrarian Equity Fund, 1,532,538.872 shares of The Government Street Equity Fund, 1,459,512.457 shares of The Government Street Bond Fund, 1,729,669.260 shares of The Alabama Tax Free Bond Fund, 5,045,071.213 shares of The Jamestown Balanced Fund, 2,021,174.994 shares of The Jamestown Equity Fund, 3,111,803.550 shares of The Jamestown International Equity Fund, 7,560,501.309 shares of The Jamestown Bond Fund, 1,040,230.614 shares of The Jamestown Short Term Bond Fund and 1,248,929.822 shares of The Jamestown Tax Exempt Virginia Fund. All full shares of the Trust are entitled to one vote, with proportionate voting for fractional shares. On the record date, Rockingham Health Care, Inc., 235 Cantrell Avenue, Harrisonburg, Virginia 22801, owned of record 5.4% of the Trust's outstanding shares, including 54.6% of the outstanding shares of The Jamestown Short Term Bond Fund; consequently, Rockingham Health Care, Inc. is able to cast the deciding vote on any matters submitted for approval to shareholders of The Jamestown Short Term Bond Fund. According to information available to the Trust, no other shareholder owned of record or beneficially 5% or more of the Trust's outstanding shares on the record date.

         If a quorum (more than 50% of the outstanding shares of the Trust) is represented at the meeting, the vote of a plurality of the Trust's shares represented at the meeting is required for the election of trustees (Item I) and the vote of a simple majority of the shares voted by each Fund is required for the ratification of the selection of Tait, Weller & Baker as the independent public accountants for such Fund (Item II). If a quorum is present at the meeting but sufficient votes to approve any matter are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

         The trustees of the Trust intend to vote all their shares in favor of the proposals described herein. All trustees and officers as a group owned of record or beneficially 3.8% of the Trust's outstanding shares on the record date.

I.       ELECTION OF TRUSTEES

         On June 18, 1997, the Board of Trustees met to review pertinent information on the nominees for election to the Board of Trustees and, based upon the recommendation of the Nominating Committee, unanimously determined to nominate each of the individuals named below to serve on the Board, subject to the required shareholder approval.

     Ten nominees are to be elected, each to serve until his or her successor is duly elected and shall qualify. The current trustees reserve the right, based upon the recommendation of the Nominating Committee, to substitute another person or persons of their choice as nominee or nominees if a nominee is unable to serve as a trustee at the time of the meeting for any reason. Nothing, however, indicates that such a situation will arise. The following table sets forth certain information regarding each nominee for election as a trustee by shareholders.

                                                              Amount of
Name and Principal Occupation                                 Beneficial
During the Past Five Years                                    Ownership                 Compensation During
and Directorships of                             Trustee      of Shares of              the Fiscal Year Ended
Public Companies                          Age    Since        The Trust*                March 31, 1997
----------------                          ---    -----        ----------                --------------
AUSTIN BROCKENBROUGH III(1)               60     1988         290,817.509 shares        $           0
President and Managing                                        of The Jamestown
Director of Lowe, Brockenbrough                               Balanced Fund (5.8%);
& Tattersall, Inc.,                                           143,227.417 shares
6620 West Broad Street                                        of The Jamestown
Richmond, Virginia 23230;                                     Equity Fund (7.1%);
Director of Tredegar Industries, Inc.                         80,356.831 shares of
(plastics manufacturer) and                                   The Jamestown Bond
Wilkinson O'Grady & Co., Inc.                                 Fund (1.1%); 110,808.251
(global asset manager); Trustee of                            shares of The Jamestown
University of Richmond                                        Short Term Bond Fund
                                                              (10.7%);
                                                              138,475.392 shares
                                                              of The Jamestown
                                                              Short Term Bond
                                                              Fund (10.7%);
                                                              138,475.392 shares
                                                              of The Jamestown

                                                         7


                                                              Tax Exempt Virginia Fund
                                                              (11.1%);195,901.519 shares
                                                              of The Jamestown
                                                              International Equity Fund
                                                               (6.3%)

JOHN T. BRUCE(1)                          43     1988         86,228.594 shares of                   0
Principal of                                                  FBP Contrarian Balanced
Flippin, Bruce & Porter, Inc.,                                Fund (3.3%); 29,686.250
800 Main Street                                               shares of FBP Contrarian
Lynchburg, Virginia 34504                                     Equity Fund (2.7%)

DR. CHARLES M. CARAVATI, JR.(2)           60      1991        20,284.858 shares of The           8,000
Physician                                                     Jamestown International
Dermatology Associates of                                     Equity Fund
Virginia, P.C.,
5600 Grove Avenue
Richmond, Virginia 23226

J. FINLEY LEE, JR.                        57     1988         None                               8,000
Julian Price Professor Emeritus
of Business Administration
University of North Carolina,
614 Croom Court
Chapel Hill, North Carolina 27514;
Director of Montgomery
Mutual Insurance Co.

RICHARD MITCHELL(1)                       48     1991         1,884.598 shares of The                0
Principal of                                                  Government Street Equity
T. Leavell & Associates, Inc.,                                Fund; 1,826.989 shares of
150 Government Street                                         The Alabama Tax Free
Mobile, Alabama 36602                                         Bond Fund

RICHARD L. MORRILL, PH.D.                 58     1993         2,935.792 shares of FBP            8,000
President of                                                  Contrarian Equity Fund;
University of Richmond,                                       3,205.883 shares of The
Richmond, Virginia 23173;                                     Jamestown Balanced Fund
Director of Central Fidelity
Banks, Inc. and Tredegar
Industries, Inc.

HARRIS V. MORRISSETTE                     37     1993         98.895 shares of The               7,000
President of                                                  Government Street Bond
Marshall Biscuit Co. Inc.,                                    Fund; 743.965 shares of
1500 S. Beltline Highway                                      The Government Street
Mobile, Alabama 36693;                                        Equity Fund
President of Azalea Aviation,
Inc. (airplane fueling);
Director of Bank of Mobile



                                                         8




FRED T. TATTERSALL(1)                     48     1990         23,523.169 shares of                   0
Managing Director of                                          The Jamestown Tax Exempt
Lowe, Brockenbrough &                                         Virginia Fund (1.9%)
Tattersall Strategic Advisors, Inc.,
6620 West Broad Street
Richmond, Virginia 23230

SAMUEL B. WITT III                        61     1988         2,860.373 shares of The            6,500
Senior Vice President and                                     Jamestown International
General Counsel of                                            Equity Fund
Stateside Associates, Inc.,
2300 Clarendon Boulevard
Arlington, Virginia 22201;
Director of The Swiss Helvetic
Fund, Inc. (closed-end
investment company)

ERWIN H. WILL, JR.                        64     NOMINEE       None
Chief Investment Officer of
Virginia Retirement System,
P.O. Box 2500
Richmond, Virginia 23218


* Represents voting and/or investment power as of the record date. If a Trustee's ownership of shares of a particular series of the Trust represents 1% or more of such series' outstanding shares, such percentage is indicated in parentheses.

(1) As affiliated persons of an investment adviser to certain series of the Trust, Messrs. Brockenbrough, Bruce, Mitchell and Tattersall are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Messrs. Brockenbrough, Bruce, Mitchell and Tattersall may directly or indirectly receive benefits from such affiliation.

(2) Dr. Caravati is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 because he is the father of Charles M. Caravati III, an employee of Lowe, Brockenbrough & Tattersall, Inc., the investment adviser to certain series of the Trust.


         All nominees have consented to being named in this proxy statement and have agreed to serve if elected. Trustees who are not employed by one of the Trust's investment advisers receive a quarterly retainer of $1,000, plus $1,500 for each Board meeting attended in person or $500 for each Board meeting attended by conference telephone.

         The continued service on the Board of Trustees of each Trustee is periodically reviewed in staggered years, and each of the Trustees has agreed, if and when requested by the Board of Trustees, to resign as a Trustee no later than June 30 in the year set forth below, or, if not so requested, to serve for another three year term:

         1998                    1999                    2000
Austin Brockenbrough III  J. Finley Lee, Jr.    Harris V. Morrissette
John T. Bruce             Richard Mitchell      Fred T. Tattersall
Charles M. Caravati, Jr.  Richard L. Morrill    Samuel B. Witt III
                                                Erwin H. Will, Jr.

The Board of Trustees had determined that it is in the best interest of the Trust and its shareholders that each subsequent election to the Board of Trustees be conditioned upon the Trustee agreeing, at the request of the Board, to resign as a Trustee no later than the June 30 next succeeding his or her reaching age 70 and that the continued service on the Board of Trustees be conditional upon periodic review by the Board in staggered years and that the Trustee agree, if and when requested by the Board of Trustees, to resign as a Trustee no later than June 30 in the year established. The Board of Trustees has appointed a Nominating Committee to assist it in making determinations as to the continuation of service of current Trustees and the nomination of new Trustees in the future. The Nominating Committee currently consists of Mr. Lee, Dr. Morrill, Mr. Morrissette and Mr. Witt. If all of the nominees to serve on the Board are elected by shareholders, it is anticipated that Mr. Will will be added as a fifth member of the Nominating Committee.

         The Trust has an Audit Committee currently consisting of Dr. Caravati, Mr. Lee, Mr. Morrill, Mr. Morrissette and Mr. Witt. If all of the nominees to serve on the Board are elected by shareholders, it is anticipated that Mr. Will will be added as a sixth member of the Audit Committee. The Audit Committee makes recommendations to the Board of Trustees concerning the selection of the Trust's independent public accountants, reviews with such accountants the scope and results of the Trust's annual audit and considers any comments which the accountants may have regarding the Trust's financial statements or books of account.

         During the fiscal year ended March 31, 1997, the Board of Trustees held four meetings and the Audit Committee held two meetings. During such fiscal year, each trustee except for Mr. Witt attended at least 75% of the aggregate of
(i) the total number of meetings of the Board of Trustees (held during the period during which he has been a trustee) and (ii) the total number of meetings held by the committee of the Board of Trustees on which he served.

         EXECUTIVE OFFICERS. The Trust's executive officers are set forth below. The business address of John F. Splain and Mark J.
Seger is 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202.

Name and Principal Occupation                                 Officer                   Position with
During The Past Five Years                       Age          Since                     The Trust

JOHN T. BRUCE (see page 4)                       43           1988                      Chairman

JOHN F. SPLAIN                                   40           1994                      Secretary
Secretary and General
Counsel of Countrywide
Investments, Inc. and
Countrywide Financial
Services, Inc. and Vice
President, Secretary and
General Counsel of Countrywide
Fund Services, Inc. He is also
Secretary of Countrywide
Investment Trust, Countrywide
Tax-Free Trust, Countrywide
Strategic Trust, Markman
MultiFund Trust, PRAGMA
Investment Trust, The Tuscarora
Investment Trust, Brundage,
Story and Rose Investment Trust,
Maplewood Investment Trust,
a series company, and The
Thermo Opportunity Fund, Inc.
and Assistant Secretary of
Schwartz Investment Trust,
Fremont Mutual Funds, Inc.,
Capitol Square Funds, The
Gannett Welsh & Kotler Funds
and Interactive Investments
(all of which are registered
investment companies).

MARK J. SEGER                                    35           1994                      Treasurer
Vice President and Fund
Controller of Countrywide
Fund Services, Inc.  He is
also Treasurer of Countrywide
Investment Trust, Countrywide
Tax-Free Trust, Countrywide
Strategic Trust, Markman
MultiFund Trust, PRAGMA
Investment Trust, Brundage,
Story and Rose Investment
Trust, Maplewood Investment
Trust, a series company,
The Thermo Opportunity
Fund, Inc. and Capitol Square

                                                        11




Funds, Assistant Treasurer of
Schwartz Investment Trust, The
Tuscarora Investment Trust, The
Gannett Welsh & Kotler Funds and
Interactive Investments and
Assistant Secretary of Fremont
Mutual Funds, Inc.

II. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Tait, Weller & Baker has been selected as the Trust's independent public accountants for the current fiscal year by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust as defined by the 1940 Act. The employment of Tait, Weller & Baker is conditional upon the right of the Trust, by a vote of a majority of its outstanding shares, to terminate the employment without any penalties.

         Tait, Weller & Baker has acted as the Trust's independent public accountants since 1988. If the Fund's shareholders do not ratify the selection of Tait, Weller & Baker, other certified public accountants will be considered for selection by the Board of Trustees.

         Representatives of Tait, Weller & Baker are not expected to be present at the meeting, although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of Tait, Weller & Baker are present, they will be available to respond to appropriate questions from shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS RATIFY THE
SELECTION OF TAIT, WELLER & BAKER AS INDEPENDENT PUBLIC
ACCOUNTANTS.

III.     OTHER BUSINESS

         The proxy holders have no present intention of bringing any matter before the meeting other than that specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

         Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its proxy statement and form of proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

                                              By Order of the Board of Trustees

                                              /s/ John F. Splain
                                              ------------------
                                              John F. Splain
                                              Secretary

Date: June 30, 1997
-----------------------------------------------------------------
Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED
IF MAILED IN THE UNITED STATES.